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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Additional Materials               Commission Only (as permitted)
[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                              QUALITY DINING, INC.
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                (Name of Registrant as Specified In Its Charter)


                                    NBO, LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not applicable.
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:  Not applicable.
        ------------------------------------------------------------------------
    (5) Total Fee Paid:  Not applicable.
        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:  Not applicable.
        ------------------------------------------------------------------------
    (3) Filing Party:  Not applicable.
        ------------------------------------------------------------------------
    (4) Date Filed:  Not applicable.
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Proxy Services                                              WESTERN
51 Mercedes Way                                               UNION MAILGRAM
Edgewood, NY  11717


Dear Fellow Quality Dining Shareholder:

           As you know, we have nominated two candidates for election as directors, and proposed a shareholder resolution urging Quality Dining, Inc. to eliminate its poison pill, at the Annual Meeting of Shareholders scheduled for Tuesday, March 7. We have taken these steps because we believe that only a sale of the Company in an auction, which our Nominees intend to support if elected, will generate the shareholder value lost under the current management and overseen largely by the same Board of Directors. Please help elect the NBO Nominees and support our Poison Pill Proposal.

                ENCLOSED ARE INSTRUCTIONS FOR VOTING YOUR SHARES
                   WITH A TOLL FREE TELEPHONE CALL RIGHT NOW!

           We believe that the current management and Board have done too much to silence the voice of shareholders (appointing their own director after writing that it had no intent to do so, limiting shareholder rights to appoint future directors to vacancies, call shareholder meetings or make future proposals of the sort we have made - all just weeks before the 2000 Annual Meeting!!) and made far too little progress creating shareholder value. We believe a Board with too many ties to the CEO and his family has allowed compensation packages that are too rich, protections to executives that are too secure and enormous insider deals on real estate and corporate aircraft that create too many personal incentives that do not generate shareholder value. We do not believe that the present state of governance at your company will change under the present Board. Please support our efforts to create shareholder value!

           As you probably also know, Institutional Shareholder Services, an independent proxy voting advisor to hundreds of institutions, recommended a vote FOR NBO's Nominees and FOR our Poison Pill Proposal, and dismissed many of management's criticisms. Attached is our press release discussing ISS's recommendation.

           NBO, a holder of 9.6% of the company's outstanding common stock, recommended an auction of the company to the highest bidder and attempted to set the process in motion by offering $5.00 per share for all outstanding common stock. Our offer is not subject to a financing condition. We simply seek a diligence examination of corporate records that has so far been denied us. We feel that this is a reasonable request before entering into a binding purchase agreement.

           Please read the following instructions to vote your Quality Dining shares through our toll-free telephone proxy response system, which is available 24 hours a day, 7 days a week.

           If you have any questions or require assistance, please call MacKenzie Partners toll-free at (800) 322-2885.

            TIME IS OF THE ESSENCE. YOU MUST VOTE YOUR SHARES BEFORE TUESDAY'S ANNUAL MEETING. PLEASE VOTE YOUR SHARES TODAY!


                                                  On behalf of NBO, LLC

                                                  Sincerely,

                                                  David W. Schostak


NY2:\884508\04\$YH_04!.DOC\72816.0003
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                 [ATTACHMENT: PRESS RELEASE DATED MARCH 1, 2000]










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            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                   COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

                                  INSTRUCTIONS

1.       Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3392, Quality Dining, Inc.

3.       State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                           Name:  [Name]
                           Broker:  [Broker]
                           Control Number:  [Control Number]
                           Number of Shares:  [Number of Shares]

                              QUALITY DINING, INC.

        PROXY SOLICITED ON BEHALF OF NBO, LLC AND THE OTHER PARTICIPANTS
                        IDENTIFIED IN THE PROXY STATEMENT
          (COLLECTIVELY, "NBO") FOR THE ANNUAL MEETING OF SHAREHOLDERS
              OF QUALITY DINING, INC., MARCH 7, 2000 AT 10:00 A.M.

The above shareholder of Quality Dining, Inc. (the "Company") hereby appoints David W. Schostak and Mark S. Schostak and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the shareholder at the Annual Meeting of Shareholders of Quality Dining, Inc. originally to be held at Quality Dining, Inc.'s headquarters, 4220 Edison Lakes Parkway, Mishawaka, Indiana, and now scheduled to be held at the Windsor Conference Center, 4020 Edison Lakes Parkway, Mishawaka, Indiana, on Tuesday, March 7, 2000 at 10:00 a.m. Mishawaka time and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.


             Receipt of the Proxy Statement is hereby acknowledged.






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         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
BY THE SHAREHOLDER. ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, YOUR SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.


             NBO RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

1.       Election of Directors

         NOMINEES:  David W. Schostak and Mark S. Schostak.

[_]  FOR all nominees listed                 [_]  WITHHOLD AUTHORITY to vote
     above (except as indicated                   for all nominees above.
     to the contrary).


INSTRUCTIONS: (To withhold authority to vote for any individual nominee, give that nominee's name to the operator.)

                 NBO RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.


2.       NBO PROPOSAL TO TERMINATE THE POISON PILL RIGHTS PLAN

          FOR                        AGAINST                        ABSTAIN
          [_]                          [_]                            [_]


3.       APPROVE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS FOR
         FISCAL 2000

          FOR                        AGAINST                        ABSTAIN
          [_]                          [_]                            [_]


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENT THEREOF.

Please give name exactly as your name appears hereon to the operator. When shares are held by two or more persons, all of the names should be provided. When executing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please execute in full corporate name by President or other authorized officer. If a partnership, please execute in partnership name by authorized person.


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